                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                          Event Reported): May 21, 1999



                           SUN HYDRAULICS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



          Florida                          0-21835              59-2754337
----------------------------            -------------       -------------------
(State or other jurisdiction             (Commission          (IRS Employer
     of incorporation)                   File Number)       Identification No.)


    1500 West University Parkway
          Sarasota, Florida                                       34243
-----------------------------------------                      ------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: 941-362-1200

ITEM 5.        OTHER EVENTS.

PRESS RELEASE

         On June 3, 1999, the Company issued the press release attached hereto as Exhibit 99.1 announcing a $0.04 per share dividend on its common stock payable on July 15, 1999, to shareholders of record on June 30, 1999,

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of Businesses Acquired.

               None.

         (b)   Pro Forma Financial Information.

               None.

         (c)   Exhibits.


      Exhibit
      Number                    Exhibit Description
      ------                    -------------------
       99.1    Press Release of the Registrant dated June 3, 1999.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SUN HYDRAULICS CORPORATION

                                        By:  /s/ Richard J. Dobbyn
                                           -------------------------------------
                                             Richard J. Dobbyn
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)

Dated: June 3, 1999

                                  EXHIBIT INDEX



      Exhibit
      Number                         Exhibit Description
      ------                         -------------------

       99.1          Press Release of the Registrant dated June 3, 1999.
